Exhibit 99.1

Investor Presentation September 2021

Disclaimer 2 Disclaimer This presentation is for information purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between HeartFlow Holding, Inc. (“HeartFlow”) and Longview Acquisition Corp. II (“Longview”). The information contained herein does not purport to be all-inclusive, and none of HeartFlow, Longview, or any of their prospective affiliates, or any of their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision. Forward-Looking Statements This presentation includes certain statements, estimates, targets, forward-looking statements and projections (collectively, “forward-looking statements”) that reflect assumptions made by HeartFlow concerning anticipated future performance of HeartFlow and its industry. Such forward-looking statements are based on significant assumptions and subjective judgments concerning anticipated results, which are inherently subject to risks, variability and contingencies, many of which are beyond HeartFlow’s control. Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, HeartFlow’s limited commercial track record, levels of adoption of the HeartFlow Analysis by healthcare providers, the availability and adequacy of coverage and reimbursement for the HeartFlow Analysis, HeartFlow’s ability to obtain regulatory approvals and comply with legal and regulatory requirements, healthcare industry trends, competition, general economic conditions and the availability and terms of financing. Such forward-looking statements may be identified by the use of words like “anticipate”, “believe”, “estimate”, “expect”, “intend”, “may”, “plan”, “will”, “should”, “seek”, “can”, "continue", "shall", "would", "predict", "potential", "seem", "future", "outlook" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Neither Longview nor HeartFlow undertake any duty to update these forward-looking statements or the other information contained in this presentation. Neither Longview nor HeartFlow makes any representation or warranty, express or implied, as to the accuracy or completeness of this document or any other information (whether written or oral) that has been or will be provided to you. Nothing contained herein or in any other oral or written information provided to you is, nor shall be relied upon as, a promise or representation of any kind by Longview or HeartFlow. Without limitation of the foregoing, Longview and HeartFlow expressly disclaim any representation regarding any projections concerning future operating results or any other forwardlooking statement contained herein or that otherwise has been or will be provided to you. Neither Longview nor HeartFlow shall be liable to you or any prospective investor or any other person for any information contained herein or that otherwise has been or will be provided to you, or any action heretofore or hereafter taken or omitted to be taken, in connection with this potential transaction. Use of Projections This Presentation contains financial forecasts with respect to HeartFlow’s projected financial results for its fiscal years 2021 through 2025. HeartFlow’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of HeartFlow, or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Disclaimer (continued) 3 Industry and Market Data In this Presentation, Longview and HeartFlow rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither Longview nor HeartFlow has independently verified the accuracy or completeness of any such third-party information. Trademarks This Presentation contains trademarks, service marks, trade names and copyrights of Longview, HeartFlow and other companies, which are the property of their respective owners. Important Information About the Business Combination and Where to Find It In connection with the proposed Business Combination, Longview has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), includes a preliminary proxy statement/prospectus and, as amended, will include a definitive proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of Longview’s common stock in connection with Longview’s solicitation of proxies for the vote by Longview’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of Longview to be issued in the Business Combination. Longview’s stockholders and other interested persons are advised to read, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed with the SEC in connection with the proposed Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement, Longview and the proposed Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of Longview as of a record date to be established for voting on the proposed Business Combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Longview Acquisition Corp. II, 767 Fifth Avenue, 44th Floor, New York, NY 10153, Attention: Mark Horowitz, Chief Financial Officer or to info@longviewacquisition.com. Participants in the Solicitation Longview and its directors and executive officers may be deemed participants in the solicitation of proxies from Longview’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Longview is contained in the Registration Statement for the Business Combination and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Longview Acquisition Corp. II, 767 Fifth Avenue, 44th Floor, New York, NY 10153, Attention: Mark Horowitz, Chief Financial Officer or to info@longviewacquisition.com. Additional information regarding the interests of such participants is contained in the Registration Statement. HeartFlow and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Longview in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is contained in the Registration Statement. No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

• Longview Acquisition Corp. II (“Longview II”) is a Special Purpose Acquisition Corporation (“SPAC”) brought public as an affiliate of Glenview Capital Management • Initially capitalized with $690 million in cash in trust in March 2021 trading under the ticker LGV • Glenview Capital was founded in 2000 by Larry Robbins and is currently in its 21st year of active public markets investing with a focus on the healthcare market Transaction Overview 4 HeartFlow is preparing to go public through a SPAC Merger with Longview Acquisition Corp. II HeartFlow and Longview II signed a Letter of Intent on June 14, 2021 and entered into a definitive merger agreement on July 15, 2021. The parties seek to close the merger in 4Q 2021. • HeartFlow Holding, Inc. (“HeartFlow”) is revolutionizing precision “heart care” with non-invasive personalized cardiac tests and enterprise software suite solutions, which provide unprecedented assessment of patients’ coronary artery anatomy and function, enabling physicians to make more informed care decisions in order to drive better outcomes and lower costs • Pre-SPAC funding of $543 million helped to create a significant IP portfolio with 400+ issued patents worldwide built upon 25 years of innovation beginning at Stanford University

Transaction Overview Sources Equity to HeartFlow Stockholders $2,150.0 Longview Cash Held in Trust1 690.0 Pre-Closing Return of Capital1,2 (91.0) Total Sources2 $2,749.0 Uses Equity to HeartFlow Stockholders $2,150.0 Cash to Balance Sheet1,2 346.5 Cash for Secondary Purchases 110.0 Debt Retirement, Interest and Related Fees4 74.2 Transaction Fees and Expenses 46.2 Deferred Underwriting Fee 22.2 Total Uses $2,749.0 Illustrative Pro Forma Ownership Existing HeartFlow Rollover Shares 73.0% LGV Public Shares 21.6% LGV Sponsor Shares 5.4% Pro Forma Valuation Share Price $10.00 Diluted Shares Outstanding3 277.375 Equity Value $2,773.8 (+) Debt4 -- (-) Cash5 400.0 Enterprise Value $2,373.8 2023E 2024E 2025E Revenue $205 $345 $525 EV / Revenue 11.6x 6.9x 4.5x 5 1. Assumes no redemptions. 2. Excludes the Forward Purchase Agreement (FPA) provided by funds managed by Glenview Capital Management, LLC. The FPA provides a backstop for the first $25mm of redemptions of Longview common stock at $10 per share. Additionally, if redemptions exceed $200mm, the FPA provides for a backstop of up to another $25mm of redemptions of Longview common stock at $10 per share. 3. Estimated fully diluted shares outstanding based on (i) 250.0mm common shares owned by: Longview Public Shareholders (59.9mm); Longview Sponsor/Board (15.0mm); and legacy HeartFlow (175.1mm); (ii) 37.4mm warrants and options outstanding held by legacy HeartFlow to be exercised using the Treasury Stock Method (27.4mm net); and (iii) excluding 12.0mm Longview public warrants and 8.5mm Longview sponsor warrants. 4. Projected HeartFlow debt at 06/30/21; assumes $74.2mm of debt retired with transaction proceeds. 5. Projected HeartFlow cash balance at 06/30/21 of $82mm less projected cash burn through transaction closing of $29mm plus cash to balance sheet of $346mm. • HeartFlow will be appropriately capitalized with ~$400mm of net cash (assuming no redemptions) post-closing • Up to $91mm of cash in trust will be returned to LGV shareholders via special dividend immediately prior to closing • LGV shareholders will receive approximately $1.319 per share (based off of 69mm shares outstanding) concurrent with closing and LGV will implement a reverse split of ~0.868:1 to re-establish a base investment price of $10.00 per LGV share • No PIPE was required given a) the size of the LGV SPAC and b) the high caliber of pre-existing shareholders rolling equity including Baillie Gifford, Blue Venture Fund, HealthCor, and Wellington, among others • In an expression of partnership and long-term optimism in the growth investment case, Longview committed to a 3-year lockup on its sponsor shares • In the interest of alignment and capital efficiency, LGV will surrender sponsor shares on a pro-rata basis to the pre-closing return of excess capital • Vast majority of prior shareholders rolling equity with de minimis (~5%) secondary purchases for early venture investors and employees with greater than 8 years tenure • The parties seek to close the merger in 4Q 2021 ($ in mm, except per share values) Key Highlights

Driven by a Mission to Improve Cardiovascular Care for Patients, Physicians, Providers and Payers 6 12

Addressing the Number One Cause of Death and Largest Component of Chronic Health Spend Source: CDC Division for Heart Disease and Stroke Prevention, 2019; American Heart Association, 2017; Yelin et. al. 7 1 out of every 3 deaths Cardiovascular Disease Costs Will Exceed $1 Trillion by 2035, Warns the American Heart Association Nearly Half of Americans Will Develop Pre-existing CVD Conditions About 1 in every 6 health care dollars is spent on cardiovascular disease… Center for Health Metrics and Evaluation 1 billion people in the world at moderate to high risk today More than twice as many deaths as the 2nd most common cause (cancer)

The “Status Quo” Heart Disease Care Pathway Dominated by Echo & Nuclear Stress Testing is Suboptimal 8 Stress Echocardiography SPECT & PET Nuclear Scans Treadmill ECG Risk Assessment Non-invasive Testing 10M non-invasive tests in the US alone every year UNDETECTED DISEASE 20-30% FALSE NEGATIVES: Patients sent home with their undetected coronary disease2 UNNECESSARY PROCEDURES 55% FALSE POSITIVES: Patients sent for an invasive angiogram have no obstructive coronary artery disease (CAD)1 Annual Physical Blood Pressure Blood Tests Body Mass Index Calcium Scoring Multiple possible starting points Multiple layers of testing Invasive Testing 2M+ catheterizations in the US alone every year3 Reliance on Invasive Pathway for Confirmation 1. Patel, et al. N Engl J Med 2010. Patel, et al. AHJ 2014. Danad, et al. JAMA Cardiology 2017. 2. Arbab-Zadeh, Heart Int 2012. Yokota, et al. Neth Heart J 2018. Nakanishi, et al. J Nucl Cardiol 2018. 3. Maroney, et al. Catheterization & Cardiovascular Interventions 2012.

Driven by a Mission to Improve Cardiovascular Care for Patients, Physicians, Providers and Payers 9 12

2017 Commercial coverage began CMS engagement initiated Dec: Initiation of select coverage policies HeartFlow Has Spent Over a Decade Solving the Technical, Business and Regulatory Challenges Necessary to Unlock All Barriers to Adoption 2010 HeartFlow founded 2011 CE Mark obtained 2016 Japan PMDA Approval 2014 US FDA De Novo Clearance 2019 ESC Guidelines Majority of commercial payers allow CT as first line test 2021 ACC/AHA chest pain guidelines anticipated Formal LCDs from 6 of 7 MACs NHS MedTech Funding Mandate 2018 Fee per analysis CPT codes established CMS/ OPPS initiated reimbursement for FFRCT Pilot funding for UK NHS hospitals through ITP Program Regulatory body progress Reimbursement progress Endorsement progress Ongoing Development of Clinical Evidence 2020 Achieved 96% coverage for commercial lives enabling practice changes Prior authorization streamlined for 69% of covered lives ACC Summary Statement regarding CT-FFRCT 2015: PLATFORM 90 day data 2017: Highmark VITAL data 2018: ADVANCE 90 day data 2020: JAMA cost effectiveness data Clinical Evidence ü Technology & Healthcare Competency: Experienced, diverse management team with relevant tech/ cardiology backgrounds ü Clinical Evidence: 425+ peer-review publications ü Regulatory Clearance: CE Mark, FDA Clearance, Japan PMDA ü Business Model: Hybrid of fee-per-analysis and subscription ü Society Endorsements: ACC / AHA chest pain guidelines ü Payer Engagement: Established coding, coverage, prior authorization and payment 10

CTA-based Fractional Flow Reserve (FFRCT) & Plaque1 Treatment Planning Myocardial Blood Flow2 11 HeartFlow Developed and Introduced a Revolutionary Precision “Heart Care” Technology that Disrupts the Status Quo HeartFlow’s product suite leverages and builds upon a foundational technology platform Precision Diagnostics Coronary Computed Tomography Angiography (CTA) Optimization of Therapy Informed Clinical Decision Anatomic Stenosis1 Diagnosis Treatment Optimization Risk and Prognosis 1. Currently in development and not available for clinical use. 2. Images not representative of actual product.

• AI-powered modeling of all coronary arteries • Highest diagnostic accuracy driven by big data analytics • Compliant cloud computing to protect sensitive data • Secure bi-directional data transmission to / from hospital IT systems ADVANCED TECH • Helps explain symptoms, providing peace-of-mind • Fewer physician visits, fewer tests, no additional radiation • Non-invasive, virtual, integrates with telemedicine • Easy to understand, personalized model available on any device (web, mobile, tablet, electronic health records) 12 PATIENT-CENTRIC Empowering Physicians with an AI-enabled, Cloud-based Enterprise Software Suite

13 Risk Assessment (Prevention) Precision Diagnostics Optimization of Therapy Monitoring (Pre or Post Treatment) Risk Score for Asymptomatic Patients* PreRead* Plaque* Planner Medical Therapy Planning* CABG Planning* Stent & Bypass Graft Monitoring* FFRCT *Currently in development and not available for clinical use. Plaque* FFRCT Transforming Cardiovascular Disease Risk Assessment, Diagnosis, Planning, and Treatment Management

14 Delivering Precise, Personalized and Enhanced Care Decisions for Patients Monitor Assess Diagnose Plan Treat Assess Diagnose Plan Monitor Treat 5 1 2 3 4 • The historical path to diagnosing CAD is unclear, unreliable, insufficient and ineffective • Patients and staff benefit from a "one stop, closed loop test" that encourages dialogue between specialties • The CTA + HeartFlow pathway enables physicians to more accurately diagnose patients with suspected CAD by combining two powerful, non-invasive technologies; coronary CTA and the HeartFlow Analysis • Delivers superior per-vessel diagnostic performance than other non-invasive cardiac tests • Provides anatomical and lesion-specific functional information in a single-patient visit • Identifies functional disease other noninvasive cardiac tests may overlook • Physicians can use HeartFlow’s Planner to virtually model clinical scenarios vessel-byvessel, explore treatment strategies for patients with CAD before each procedure, review cases with colleagues, and ensure a clear picture of the initial treatment plan • Reduces radiation exposure by up to 50% compared to a SPECT test • Ongoing patient monitoring coupled with patient history ensures physicians and patients will remain vigilant about CAD • HeartFlow use leads to more informed and more personalized clinical care decisions which drives improved patient outcomes

15 15 AGE: 68. SEX: MALE HISTORY: ASYMPTOMATIC, FAMILY HISTORY OF HEART DISEASE *Currently in development and not available for clinical use. AGE: 60 SEX: MALE HISTORY: SYMPTOMATIC, FAMILY HISTORY OF HEART DISEASE *Currently in development and not available for clinical use.

≫ 16 company-sponsored clinical trials and registries addressing accuracy and outcomes ≫ 100+ investigator-initiated studies ≫ 425+ peer-reviewed publications, including JAMA, JACC, Circulation, American Journal of Cardiology, European Heart Journal and Heart ≫ Studied in >10,000 patients ≫ Demonstrated safety with long-term data out to 5 years ≫ Developed and trained on more than 15 million CT images ROBUST EVIDENCE 16 Providing Significant Clinical Evidence Since inception, HeartFlow has been committed to producing comprehensive clinical evidence to substantiate the diagnostic accuracy, safety, efficacy, cost-effectiveness, and utility of its product portfolio 1. Driessen, et al. J Am Coll Cardiol 2019. Nørgaard, et al. J Am Cardiol 2014. 2. Douglas, et al. J Am Coll Cardiol 2016. 3. Curzen, et al. TCTConnect 2020. 4. Karády, et al. JAMA Network Open 2020. Higher diagnostic accuracy than any other non-invasive cardiac test1 40% reduction in layered testing3 83% reduction in unnecessary invasive coronary angiograms2 Better outcomes at lower costs than functional stress testing in cost-effectiveness analysis4 36% improvement in cath lab efficiency3 $2.7B annual cost-savings delivered to CMS through reduction of invasive diagnostic procedures2

17 Unmatched IP Portfolio Built on 25 Years of Innovation 400+ Issued patents worldwide 2 Petabytes+ of Coronary Imaging Data 15 Million+ Annotated CT Images Expected to double in next 12 months Leveraging a Strong Intellectual Property Portfolio HeartFlow’s differentiated IP portfolio provides a powerful competitive advantage, while a significant imaging database fuels an AI-based technology roadmap to drive incremental automated product enhancements

Unlocked Barriers Driving Adoption by Key Cardiology Societies, Providers and Payers HeartFlow has unlocked key barriers to adoption of their technology offering 18 Technology & Healthcare Competency ü Experienced, diverse management team with relevant tech and cardiology backgrounds Clinical Evidence ü 425+ peer-review publications Regulatory Clearance ü FDA Clearance ü CE Mark ü Japan PMDA Approval Business Model / Go-to-Market Strategy ü Hybrid of fee-per-analysis and subscription Society Endorsements ü U.S.: Anticipated chest pain guidelines from American College of Cardiology (ACC) and AHA ü Europe: Chronic coronary syndrome diagnosis guidelines from European Society of Cardiology (ESC) ü Japan: Chronic coronary heart disease guidelines from Japanese Circulation Society (JCS) Payer Coverage & Reimbursement ü Coding: US CPT codes established + UK & Japan reimbursement coverage in-place ü Coverage: US Medicare & 96% of US commercial lives ü Prior Authorization: 69% of US covered lives have streamlined process

19 Unlocked Barriers Driving Adoption by Key Cardiology Societies, Providers and Payers The CTA + HeartFlow pathway is recognized by key cardiology societies “Unless obstructive CAD can be excluded based on clinical evaluation alone, either non-invasive functional imaging or anatomical imaging using coronary CTA may be used as the initial test to rule out or establish the diagnosis of CCS.” 2019 Guidelines on Diagnosis & Management of Chronic Coronary Symptoms (CCS) Multimodality Cardiovascular Imaging in the Midst of COVID-19 Pandemic “CTA can be used to rapidly evaluate multiple forms of cardiac disease” and “identifying patients with CAD who can be treated conservatively, (e.g., excluding high risk anatomy or through the use of FFRCT to exclude functionally significant lesions).” Clinical Guideline (CG95), Nov. 2016 üPrioritizes CTA pathway Medical Technologies Guidance (MTG32), Feb. 2017, Apr. 2021 üEndorses HeartFlow as essential part of CTA pathway Innovation Technology Payment Programme, Apr. 2018 üProvides funding for full adoption across NHS Sites NHS England / NHS Improvement Funding Mandate, Apr. 2021 üMandates adoption of AI-powered HeartFlow to fight CHD üHeartFlow is included in the ACC and AHA “appropriate use criteria” for coronary revascularization üHeartFlow can be used in lieu of invasive alternatives in National Cardiology Data Registry to validate PCI appropriateness

20 System-Wide Adoption 1. Top 50 Heart Hospitals as designated by US News and World Report 2. Includes 71% coverage with local coverage determinations and 29% on a case-by-case basis 80% of the Top 50 Heart Hospitals1 in the US Have Adopted HeartFlow Large healthcare systems have initiated the adoption of the CTA + HeartFlow pathway for the majority of patients in need of a non-invasive test for CAD Unlocked Barriers Driving Adoption by Key Cardiology Societies, Providers and Payers The CTA + HeartFlow pathway is trusted by leading US hospitals and has been prioritized by US payers 96% US commercial lives covered 100% Local coverage in the US with Medicare MACs2 69% Of US covered lives have streamlined prior authorization requirements Two Agreements Signed Six Agreements Under Review

We believe the true way to deliver “better” healthcare while reducing costs is to equip clinicians with superior technology that fundamentally informs better care management decisions Universal Access Earlier Diagnosis & Intervention Value-Based Care Harnessing AI & Big Data Collaboration Through the Cloud Chronic Disease Management Personalized Medicine Disruptive Digital Health Informatics Value-Based Care Provider-Centric Approach • Clinically superior, simple to-use, easy to interpret, with straightforward reimbursement • Integrated with healthcare practitioner and powered by AI and deep ML to inform personalized medical Improved Outcomes • More precise diagnosis • More informed risk assessment • Optimized treatment strategies • More proactive monitoring Reduced Cost • Optimal treatment for each patient • Reduce unnecessary invasive coronary angiograms • Reduce layered testing Aligned With and Enabling of Healthcare’s Mega Trends HeartFlow is the definition of value-based care 21

Fee-per-analysis for delivery of FFRCT and Plaque1 22 • FFRCT • Plaque Comprehensive engagement with customer sites drives land, retain, and expand strategy Revenue Model Subscription provides access to bundle of advanced product features Products • PreRead • Myocardial Insights • Planner Products • Positions HeartFlow to be an indispensable partner for the development of CTA + HeartFlow diagnostic programs & treatment pathways • Facilitates engagement of HeartFlow for all CTAs performed by a hospital / health system • Facilitates appropriate penetration of FFRCT based on CTA volume • Enhances customer workflow and efficiency supporting growth and adoption of CTA Predictable and Attractive SaaS Model Combining Fee-per-analysis and Base Subscription Layers Historically successful business model incorporates hybrid approach of fee-per-analysis (consumption based at a fixed per test rate) and enterprise software suite subscription (annual bundled contract) 1. Plan assumes Plaque is initially included in the annual subscription bundle. However, the mid-term goal is to un-bundle on a fee-per-analysis basis similar to FFRCT. Benefits

23 Augmented by a Robust Software Pipeline to Fuel a Significant TAM HeartFlow is developing a comprehensive, integrated cloud-based heart care technology product suite to help physicians make more optimal cardiovascular care decisions FFRCT Planner PreRead Myocardial Insights Plaque Analysis Anatomy and physiology via personalized, interactive 3D model Stenosis and image quality data for all CTA patients Percent myocardium affected2 Plaque visualization, quantification and characterization Planning PCI and revascularization procedures Cleared 2H 2021 Approval: Launch: 1H 20221 1H 2022 1H 20221 2H 2022 Cleared 2H 2022 1. Anticipated regulatory approval following submission for regulatory clearance in 2H 2021. 2. Image not representative of actual product.

24 Augmented by a Robust Software Pipeline to Fuel a Significant TAM From a fraction of a fraction to a majority of a majority • Over the coming 15 years, we envision HeartFlow moving from a small minority of coronary CTA scans to being attached to the vast majority • Additionally, over the same period we envision coronary CTA scans will move from 5% to 80% of patients based upon our current understanding of the safety and efficacy of HeartFlow FFRCT compared with stress echo and nuclear SPECT stress testing alternatives 5% 95% 80% 20% Stress testing CTA + HeartFlow CTA Only (echo and nuclear) 67% 33% 100% PreRead 67% Plaque 33% FFRCT In cases where CTA scans are used, HeartFlow FFRCT is still under-penetrated HeartFlow management believes that CTA + HeartFlow will become the dominant solution in cardiovascular disease management as a wholesale shift away from stress testing occurs 15 Years of Market Growth Today Future Non-Invasive Cardiac Testing Utilization as a Percentage of Cases

25 Asymptomatic / Preventative Today Near Term Medium Term Long Term FFRCT Fee Per Analysis $10.1B Symptomatic Total: $10.1B Total: $10.8B Total: $17.9B Total: $49.7B Augmented by a Robust Software Pipeline to Fuel a Significant TAM HeartFlow has a clear projected development path to grow TAM from $10B to $50B+ Heart Care Product Suite (incl. Plaque) $0.7B Plaque Fee Per Analysis $7.1B HeartFlow Risk Assessment $24.0B Plaque Fee Per Analysis $5.1B FFRCT Fee Per Analysis $2.7B Launch of subscription-based revenue model in late 2022 Migration of Plaque to Fee Per Analysis 1. Based on HeartFlow and Longview analysis. TAM shown is based on data for US, UK, Europe and Japan: Karády, et al. JAMA Network Open 2020; Wall, et al. Int J Cardiovasc Imaging 2011; Rahsepar, et al. Curr Cardiovasc Imaging Rep. 2015; Asher, et al. Openheart, 2019; Japan Circulation Society survey data, 2020; Wang et al. AJR Am J Roentgenol. 2008; Curzen, N. FORECAST Study, TCT 2020. 2019 Population US Census, Euro Stat, Office for National Statistics UK, Statistics Bureau of Japan; Yang et al. BMJ Open 2017; Hales CM, Carroll MD. NCHS Health E-Stat. 2020; 2013 ACC/AHA Guideline on the Assessment of cardiovascular risk; Choi et al. JACC 2008. Illustrative HeartFlow TAM Evolution1 Access Risk Assessment market broadly, driving asymptomatic FFRCT and Plaque uptake

26 Fueling a Compelling High Growth Outlook 1. Anticipated ACC/AHA guidelines + CMS reimbursement changes that place CTA – FFRCT on par with SPECT 2. New customer site additions primarily in the US, the UK, and Japan 3. Increased utilization and attachment rate of FFRCT to CTA at current sites 4. Launch of Enterprise Suite subscription inclusive of PreRead in 4Q22 5. Cardiology suite shift from stress testing => CTA enhanced by HeartFlow 6. Execution of automation roadmap to drive case analysis / process efficiencies Management believes that HeartFlow’s financial forecast is supported by a highly predictable and leverageable business model with a robust commercial pipeline, favorable industry tailwinds, and no customer churn Key Growth Drivers

$23 $36-$42 $92 $205 $345 $525 $0 $200 $400 $600 2020A 2021E 2022E 2023E 2024E 2025E 27 Fueling a Compelling High Growth Outlook Revenue ($ millions) 33% ~49+% ~69% ~78% ~82% ~85% 0% 20% 40% 60% 80% 100% 2020A 2021E 2022E 2023E 2024E 2025E Gross Margin 2021-2025 Plan +88% ’21E-’25E CAGR Management believes that HeartFlow’s financial forecast is supported by a highly predictable and leverageable business model with a robust commercial pipeline, favorable industry tailwinds, and no customer churn * * *The financial information for 2020 is preliminary, unaudited and subject to revision upon completion of HeartFlow's closing and audit processes. ^2021 estimates as updated in Q2 2021 earnings release issued on September 14, 2021. ^ ^

Charles A. Taylor, Ph.D.* Founder, Chief Technology Officer Stanford University, GE John Stevens, M.D.* President & CEO, Co-founder Heartport, Amp Resources, Stanford University Nicky Espinosa General Counsel, Chief Ethics and Compliance Officer Brobeck, Phleger & Harrison, Illumina, Intuitive Surgical Christopher Zarins, M.D. Founder, SVP, Medical Affairs Stanford University, Univ. of Chicago Renata Naoumov Chief People Officer Dow, GE, HSBC 28 Leadership Team Led by a Strong Team Senior Team Auston Davis VP, Chief Information Security Officer Stanford Children’s Health, Visa, Symantec Sophie Khem VP, Process & Quality Engineering Boston Scientific, Evalve Hisakazu Shimizu GM, HeartFlow Japan Cardinal Health, Cordis Christophe Lecas VP, Engineering Microsoft, Samsung, Symantec Heather Brown SVP, Market Access & Reimbursement 3DR, Ziosoft Tim Fonte SVP, Customer Success Stanford University, Cameron Health Dustin Michaels SVP, Strategic Accounts FlowCardia, Percusurge, AneuRx Jennie Kim VP, Global Marketing Abbott, MSL, Weber Shandwick Souma Sengupta VP, Upstream Marketing & CT Applications General Electric, Imatron Sarah Mullen VP, Clinical Operations Carbylan, Spiracur, ev3 *indicates individual also serves on the Board of Directors Campbell Rogers, M.D. Chief Medical Officer Brigham & Women’s Hospital, Johnson & Johnson Lance Scott Chief Commercial Officer Abbott, Zephyr Health, Edwards Lifesciences Windi Hary Chief Regulatory & Quality Officer Stentor, Philips John Farquhar Chief Operating Officer Medtronic, General Mills Joost de Schutter VP, Finance Thermo Fisher, Prysm, RenovoRX, Philips William C. Weldon* Board Chair Former Chairman & CEO, J&J

Fortified by Experienced Investment Partners 29 Existing HeartFlow Investor Base

Enabling Access to Optimized Care for All Patient Populations Unlock & Penetrate Significant TAM Expand & Enhance Access to Care Improve Quality of Care Reduce Cost Improve Diagnostic Accuracy Improve Patient Experience Disruptive, Best-in-class Non-invasive Precision Heart Care Robust Intellectual Property Estate Tailwind Due to Shift from Stress Testing to CTA + FFRCT Clinical, Regulatory, Reimbursement and Commercial Product Roadmap Expansion via Plaque and Asymptomatic Assessment Attractive Hybrid Commercial Model AI-powered Modeling with the Highest Diagnostic Accuracy Peer-review Publications, Medical Society Endorsements, and Payer Engagement Societal & Commercial HeartFlow’s Technical Strengths Opportunity 30 Investors’ collective investment and partnership with HeartFlow will achieve meaningful societal goals

TThhaannkk YYoouu!!